AMENDMENT NO. 2 TO, AND WAIVER NO. 3 UNDER,
CREDIT AGREEMENT
AMENDMENT NO. 2 TO, AND WAIVER NO. 3 UNDER, CREDIT AGREEMENT, dated as of March 5, 2019 (this “Amendment and Waiver”, UNDER, CREDIT AGREEMENT, dated as of May 4, 2018, among TECOGEN INC., a Delaware corporation (“Tecogen”) AMERICAN DG ENERGY INC., a Delaware corporation (“ADGE”) and TTCOGEN LLC, a Delaware corporation (“TTCogen”, and collectively with Tecogen and ADGE, each, a “Borrower” and, collectively, the “Borrowers”), and WEBSTER BUSINESS CREDIT CORPORATION, a New York corporation (“WBCC”), individually, as lender hereunder and, collectively, as agent for itself and each other Lender Party (as hereinafter defined) (WBCC, acting in both such capacities, herein called “Lender”), as amended by Amendment No 1 to, and Waiver No. 1 under, Credit Agreement, dated as of December 14, 2018 and Waiver No. 2 under Credit Agreement dated as of December 27, 2018 (as so amended, the “Credit Agreement”).
R E C I T A L S:
I.Capitalized terms used in this Amendment and Waiver that are defined in the Credit Agreement shall have the meanings defined therein.
II.Tecogen and ADGE have advised the Lender that they desire to sell certain Excluded Equipment and related power purchase agreements, which are described in Schedule A hereto (the “2-2019 Excluded Assets”) and to enter into agreements pursuant to which Tecogen would agree to (a) continue to provide long term operation and maintenance services and billing and asset management services to CogenOne and (b) long term operation and maintenance services and billing and asset management services to a newly formed entity to be named CogenTwo LLC (collectively, the “2-2019 Transactions”).
III.The Borrowers have advised the Lender that the 2-2019 Transactions will consist of the following:
(a)    the formation by ADGE of a wholly owned subsidiary under the name of CogenTwo, LLC (“CogenTwo”);
(b)    the transfer by ADGE to CogenTwo of all of 2-2019 Excluded Assets (other than accounts receivable, which will continue to be owned by ADGE);
(c)    the sale by ADGE of the equity interests in CogenTwo to a wholly owned subsidiary of Sustainable Capital Development LLP;
(d)    the execution by Tecogen and CogenOne of an Amended and Restated Billing and Asset Management Agreement, dated on or about the date hereof (the “CogenOne Amended Billing Agreement”), pursuant to which Tecogen will continue to provide services to CogenOne, as described therein;

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(e)    the execution by Tecogen and CogenTwo of a Billing and Management Agreement, dated on or about the date hereof (the “CogenTwo Billing Agreement”), pursuant to which Tecogen will provide billing and management services to CogenTwo, as described therein;
(f)    the execution by Tecogen and CogenTwo of an Operation and Maintenance Service Agreement, dated on or about the date hereof (the “CogenTwo Service Agreement”), pursuant to which Tecogen will provide services to CogenTwo, as described therein, and
(g)    an undertaking by Tecogen pursuant to Section 7.1 of the Billing and Asset Management Agreement, dated on or about the date hereof, between Tecogen and CogenTwo (the “CogenTwo Billing Agreement”) to make shortfall payments as described therein.
IV.The Borrowers have requested that the Lender waive any restrictions contained in the Credit Agreement or the other Credit Documents on Borrowers’ ability (a) to complete 2-2019 Transactions, including the sale of the 2-2019 Excluded Assets, (b) to enter into an Operation and Maintenance Agreement and a Billing and Asset Management Agreement with CogenTwo, and (c) to enter into an Amended and Restated Billing and Asset Management Agreement with CogenOne, all in the forms previously provided to Lender.
V.The Lender has agreed to grant the Borrowers’ requests in Recital IV on the terms and subject to the conditions set forth in this Amendment and Waiver.
NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto hereby agree as follows:
1.    INCORPORATION OF RECITALS
The foregoing Recitals are incorporated herein as if fully set forth herein.
2.    DEFINITIONS AND REFERENCES.
From and after the Amendment No. 2 Effective Date (as defined in Section 5.1 of this Amendment and Waiver), all references herein, in the Credit Agreement and in the other Credit Documents to the term “Credit Documents” shall be deemed to include a reference to this Amendment and Waiver, and the other documents executed in connection with this Amendment and Waiver.
3.    WAIVER.
(a)    The Lender waives all restrictions in the Credit Agreement and the other Credit Documents limiting Borrowers’ right to carry out the 2-2019 Transactions, provided that the proceeds from the sale of 2-2019 Excluded Assets are deposited to the

Borrowers’ concentration account at Webster Bank and used to reduce the amount of Revolving Credit Loans by the amount of such proceeds.
(b)    The Borrowers acknowledge and agree that the waivers granted by the Lender under Section 3(a) hereof (i) are limited to the specific matters set forth therein; and (ii) are not and shall not be deemed to constitute a consent or waiver with respect to any other provisions of the Credit Agreement or the other Credit Documents.
4.    AMENDMENTS TO CREDIT AGREEMENT.
(a)    Section 1.3 of the Credit Agreement is hereby amended to add the following defined terms in appropriate alphabetical order:
“2-2019 Excluded Assets” shall have the meaning set forth in the Recitals of Amendment No.2.
“2019 Tecogen Guaranty Agreement” shall have the meaning set forth in the Recitals of Amendment No.2.
“2-2019 Transaction Agreements” shall mean the agreements for the 2-2019 Transactions including the CogenOne Amended Billing Agreement.
“2-2019 Transactions” shall have the meaning set forth in the Recitals of Amendment No.2.
“Amendment No. 2” or “Amendment and Waiver” means this Amendment No. 2 to, and Waiver No. 3 under, Credit Agreement among the Borrowers and the Lender.
“Amendment No. 2 Effective Date” has the meaning set forth in Section 6.1 of Amendment No. 2.
“CogenOne Amended Billing Agreement” shall have the meaning set forth in the Recitals of Amendment No.2.
“CogenTwo Billing Agreement” shall have the meaning set forth in the Recitals of Amendment No.2
(b)    Section 7.4 of the Credit Agreement is hereby amended by deleting the text thereof and substituting therefor the following:
7.4    Guarantees. Become liable upon the obligations of any Person (including without limitations, any Unrestricted Affiliate or Unrestricted Subsidiary) by assumption, endorsement or guaranty thereof or otherwise (other than to Lender or any Lender Party) in connection with this Agreement and the transactions contemplated herein; except:

(a)    guarantees made in the Ordinary Course of Business up to an aggregate amount not exceeding the Materiality Threshold;
(b)    the endorsement of checks for collection in the Ordinary Course of Business;
(c)    guarantees made by one Loan Party of the Obligations of another Loan Party or Loan Parties;
(d)    guarantees made by a Loan Party of Permitted Purchase Money Debt or Permitted Capitalized Lease Obligations;
(e)    the Tecogen Guaranty Agreement and the CogenOne Amended Billing Agreement, so long as the minimum revenue guaranteed thereby does not exceed the Minimum Threshold (as defined in the CogenOne Amended Billing Agreement as in effect on the Amendment No. 2 Effective Date) in the aggregate in any Fiscal Year; and
(f)    the 2-2019 Tecogen Guaranty Agreement and the CogenTwo Billing Agreement, so long as the minimum revenue guaranteed thereby does not exceed the Minimum Threshold (as defined in the CogenTwo Billing Agreement as in effect on the Amendment No. 2 Effective Date) in the aggregate in any Fiscal Year.
5.    REPRESENTATIONS AND WARRANTIES BY THE BORROWERS.
To induce the Lender to enter into this Amendment and Waiver, the Borrowers hereby represent and warrant to the Lender that:
5.1    Power; Authorization; Enforceable Obligations.
(a)    The execution, delivery and performance of this Amendment and Waiver and the other documents executed or delivered by each of the Borrowers in connection herewith and the transactions contemplated hereby and thereby (i) are within its corporate or limited liability company authority, as applicable, (ii) have been duly authorized by all necessary corporate or limited liability company action, as applicable, (iii) do not conflict with or result in any material breach or contravention of any provision of law, statute, rule or regulation to which any of the Borrowers is subject or any judgment, order, writ, injunction, license or permit applicable to either of the Borrowers, and (iv) do not conflict with any provision of the Organic Documents of any of the Borrowers or any agreement or other instrument binding upon it.
(b)    This Amendment and Waiver and the other documents to which it is a party constitute the valid and legally binding obligations of each of the Borrowers, enforceable against each in accordance with the terms hereof and thereof, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and general principles of equity (whether considered in an action of law or in equity).
5.2    Concerning the Transactions.
The Borrowers have heretofore delivered to the Lender true, correct and complete copies of the 2-2019 Transaction Agreements (including all exhibits and schedules thereto). The Borrowers will consummate the 2-2019 Transactions pursuant to the 2-2019 Transaction Agreements and the documents and agreements executed or delivered pursuant thereto, and the 2-2019 Transaction Agreements set forth the entire agreement among the parties thereto with respect to the subject matter thereof. No party to the 2-2019 Transaction Agreements waived the fulfillment of any condition precedent set forth therein to the consummation of the 2-2019 Transactions, no party has failed to perform in any material respect any of its obligations thereunder or under any agreement or document executed and delivered in connection therewith. No consent or approval, authorization or declaration of any Governmental Body was required in connection with the 2-2019 Transactions. Neither the execution and delivery of the 2-2019 Transaction Agreements, nor the performance of the Borrowers’ obligations thereunder, violated in any material respect any provision of law or conflicted with or resulted in a material breach of, or created (with or without the giving of notice or lapse of time, or both) a default under, any contracts to which any Borrower is a party or by which such Person is bound or any of such Person’s material assets are affected.
6.    CLOSING CONDITIONS.
6.1    Effective Date.
This Amendment and Waiver shall be effective as of March 5, 2019 (the “Amendment No. 2 Effective Date”), provided that on or before such date the Lender shall have received the following:
(a)    a counterpart of this Amendment and Waiver, executed by a Designated Officer of each of the Borrowers and the Lender;
(b)    confirmation satisfactory to the Lender that the Borrowers have complied with the requirements of the Credit Agreement with respect to the 2-2019 Transactions as set forth in a certificate signed by a Designated Officer of each of the Borrowers, in all respects satisfactory to the Lender, dated as of the Amendment No. 2 Effective Date (the “Closing Certificate”), certifying to the Lender that:
(i)    (A) the representations and warranties contained in the 2-2019 Transaction Agreements are true and correct in all material respects, and (B) immediately after giving effect to the 2-2019 Transactions contemplated by the Transaction 2-2019 Agreements and by this Amendment and Waiver, no Default or Event of Default exists or will result therefrom,

(ii)    as of the date of the closing of the 2-2019 Transactions, the 2-2019 Transaction Agreements were in full force and effect and had not been amended or modified, and that attached hereto is a copy, certified to be true and complete, of each of the 2-2019 Transaction Agreements (including all exhibits and schedules thereto),
(iii)    as of the date of the closing, all conditions precedent of the 2-2019 Transaction Agreements were satisfied, and the Transactions were consummated on the terms of the 2-2019 Transaction Agreements,
(iv)    no action or proceeding by or before any Governmental Body has been commenced and is pending or threatened, seeking to prevent or delay the transactions contemplated by this Amendment and Waiver or challenging any other terms and provisions hereof or seeking any damages in connection therewith, and
(v)    since December 31, 2017, no Material Adverse Change has occurred.
(c)    a certificate from a Designated Officer of the Borrowers, dated as of the Amendment No. 2 Effective Date, attaching:
(i)    a certification of the incumbency and signature of the officers (or other representatives) of each Loan Party executing this Amendment and Waiver and the other Credit Documents, and
(ii)    the authorizations by the board of directors or members (or other governing body) of such Loan Party to enter into and carry out such transactions as are contemplated pursuant to this Amendment and Waiver and the other Credit Documents and including therewith copies of the Organic Documents of such Loan Party as in effect on the Amendment No. 2 Effective Date;
(d)    an opinion of counsel to the Loan Parties, addressed to the Lender, and dated the Amendment No. 2 Effective Date, in form and substance satisfactory to the Lender;
(e)    payment to the Lender of a waiver and amendment fee in the amount of $2,500, which shall be fully earned and non-refundable when paid; and
(f)    payment or reimbursement by the Borrowers of the reasonable fees and expenses of Emmet, Marvin & Martin, LLP in connection with the preparation, negotiation and closing of this Amendment and Waiver and the other amendment documents, in immediately available funds.
7.    MISCELLANEOUS.
7.1    Amendments and Waivers.

None of the terms or provisions of this Amendment and Waiver or the Credit Agreement may be waived, amended, supplemented or otherwise modified except in writing in accordance with Section 16.2 of the Credit Agreement.
7.2    Survival of Representations and Warranties.
All representations and warranties made hereunder, in the other Credit Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Amendment and Waiver.
7.3    Payment of Expenses.
The Borrowers agree to pay or reimburse the Lender for its reasonable fees and expenses in accordance with Section 16.10 of the Credit Agreement.
7.4    Integration.
This Amendment and Waiver, and the other Amendment Documents constitutes the entire agreement of the Borrowers and the Lender with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Lender relative to the subject matter hereof not expressly set forth or referred to herein.
7.5    GOVERNING LAW.
THIS AMENDMENT AND WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.
7.6    WAIVERS OF JURY TRIAL.
THE BORROWERS AND THE LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND WAIVER AND FOR ANY COUNTERCLAIM OR THIRD-PARTY CLAIM THEREIN.
7.7    Credit Documents - Ratification.
The Credit Agreement and the other Credit Documents are hereby ratified and confirmed in all respects and shall continue in full force and effect.
7.8    No Defenses or Offsets.
Each of the Borrowers agrees and admits that it has no defenses to or offsets against any of its obligations to the Lender under the Credit Documents.

7.9    Counterparts.
This Amendment and Waiver may be executed by one or more of the parties to this Amendment and Waiver on one or more counterparts (including by telecopy or email), and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
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IN WITNESS WHEREOF, this Amendment and Waiver has been executed and delivered as of the date and year first above written.

BORROWERS:

TECOGEN INC.

By: /s Benjamin Locke
Name: Benjamin Locke
Title: CEO
AMERICAN DG ENERGY INC.

By: /s Robert A. Panora
Name: Robert A. Panora
Title: Director
TTCOGEN LLC

By: /s Benjamin Locke
Name: Benjamin Locke
Title: CEO

[Signature page to Amendment No. 2 to, and Waiver No. 3 under, Credit Agreement]

“LENDER”
WEBSTER BUSINESS CREDIT
CORPORATION

By: /s Thanwantie Somar
Name: Thanwantie Somar
Title: Authorized Signatory

[Signature page to Amendment No. 2 to, and Waiver No. 3 under, Credit Agreement]